Exhibit 99.1

Bleichroeder Acquisition Corp. III Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing August 3, 2026

NEW YORK, NY, July 31, 2026 (GLOBE NEWSWIRE) -- Bleichroeder Acquisition Corp. III (Nasdaq: BCCQU) (the “Company”) announced today that, commencing August 3, 2026, the holders of the units issued in the Company’s initial public offering (the “Units”), each consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, may elect to separately trade the Class A Ordinary Shares and the Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Class A Ordinary Shares and the Warrants will trade on the Nasdaq Global Market under the symbols “BCCQ” and “BCCQW,” respectively. Units not separated will continue to trade on the Nasdaq Global Market under the symbol “BCCQU.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Bleichroeder Acquisition Corp. III

The Company is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company may pursue an acquisition opportunity in any industry, sector or geographic region. The Company’s primary focus, however, will be on North American and European businesses in disruptive growth sectors, which may include companies within sectors that are being transformed via technology adoption. The Company’s management team is led by its Co-Founders, Michel Combes and Andrew Gundlach, Marcello Padula, its Chief Executive Officer, and Robert Folino, its Chief Financial Officer. The Board also includes Clemence Rasigni, Christopher Kellen and Constantine Dakolias.

FORWARD-LOOKING STATEMENTS

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact

Bleichroeder Acquisition Corp. III
1345 Avenue of the Americas, 47th Floor New York, NY 10105
Attn: Robert Folino
(o) 212.984.3835
robert.folino@bspac1.com